Janus Investment Fund

Class D Shares

INTECH Global Dividend Fund	Janus High-Yield Fund
INTECH U.S. Core Fund	Janus Money Market Fund
Janus Diversified Alternatives Fund	Janus Real Return Fund
Janus Flexible Bond Fund	Janus Short-Term Bond Fund
Janus Global Allocation Fund – Conservative	Perkins Large Cap Value Fund
Janus Global Allocation Fund – Growth	Perkins Mid Cap Value Fund
Janus Global Allocation Fund – Moderate	Perkins Select Value Fund
Janus Global Bond Fund	Perkins Small Cap Value Fund
Janus Government Money Market Fund	Perkins Value Plus Income Fund
(each, a “Fund” and collectively, the “Funds”)

Supplement dated January 28, 2014
to Currently Effective Prospectuses

Effective January 28, 2014, the Funds have modified the eligibility requirements for Class D Shares. As a result, each Fund’s Prospectus is amended as set forth below:

1.	The following replaces in its entirety the second paragraph found on the inside cover of the Prospectus:

The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Only Class D Shares (the “Shares”) are offered by this Prospectus. The Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds. The Shares are offered directly through the Janus funds to eligible investors by calling 1-800-525-3713 or at janus.com/individual. The Shares are not offered through financial intermediaries.

2.	The following replaces in its entirety the first paragraph under “Doing Business with Janus” in the Shareholder’s Manual:

The Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds. Under certain limited circumstances, shareholders of other Janus share classes who no longer wish to hold shares through an intermediary may be eligible to purchase Class D Shares.

Please retain this Supplement with your records.